UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 4, 2018

MUTUALFIRST FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-27905	35-2085640
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 E. Charles Street, Muncie, Indiana	47305-2419
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 747-2800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

MutualFirst Financial, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 2, 2018. Holders of record of the Company’s Common Stock at the close of business on March 5, 2018 were entitled to vote on four proposals at the Annual Meeting. The final voting results of each proposal are set forth below.

The following is a record of the votes cast at the Annual Meeting of Stockholders in the election of directors of the Company:

The election of the following persons as directors of the Company:		FOR	VOTE WITHHELD	Broker Non-Votes

Michelle R. Altobella (term expires 2021)		5,582,454	351,152	1,379,324

Mark L. Barkley (term expires 2021)		5,644,906	288,700	1,379,324

Patrick C. Botts (term expires 2021)		5,755,600	178,006	1,379,324

Richard J. Lashley (term expires 2021)		5,779,301	154,305	1,379,324

James M. Bernard (term expires 2020)		5,789,051	144,555	1,379,324
William V. Hughes (term expires 2020)		5,732,344	201,262	1,379,324

Brian C. Hewitt (term expires 2019)		5,584,307	349,298	1,379,324

James D. Rosema (term expires 2019)		5,838,720	94,886	1,379,324

	FOR	AGAINST	ABSTAIN	Broker Non-Votes

The adoption of an advisory (non-binding) resolution to approve the Company’s executive compensation as disclosed in the Proxy Statement.	5,957,561	63,379	48,845	1,379,324

	ONE	TWO	THREE	aBstain

The adoption of an advisory (non-binding) vote on conducting future say-on-pay votes.	5,531,376	12,439	459,437	1,379,324

	FOR	AGAINST	ABSTAIN

The ratification of the appointment of BKD, LLP as the company’s independent registered public accounting firm for the year ending December 31, 2018.	7,463,346	4,570	19,050

As a result of these votes, Michelle R. Altobella, Mark L. Barkley, Patrick C. Botts and Richard J. Lashley were duly elected as directors of the Company for terms to expire in 2021. James M. Bernard and William V. Hughes were duly elected as directors of the Company for the terms to expire in 2020. Brian C. Hewitt and James D. Rosema were duly elected as directors of the Company for the terms to expire in 2019. The advisory (non-binding) resolution to approve the Company’s executive compensation as disclosed in the Proxy Statement was adopted by the stockholders; the advisory (non-binding) vote for conducting annual say-on-pay votes was adopted by the stockholders; and the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was ratified.

Item 7.01.  Regulation FD Disclosure

On May 2, 2018, the Company made a financial presentation at its Annual Meeting of Stockholders. A copy of that presentation is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01.  Other Events

On May 4, 2018, the Company issued a press release announcing the actions taken at the 2018 Annual Meeting of Stockholders. The full text of the release is included as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	Financial presentation dated May 2, 2018

99.2	Press release dated May 4, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date:	May 4, 2018	By:	/s/ David W. Heeter
David W. Heeter

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial presentation dates May 2, 2018
99.2	Press release dated May 4, 2018